UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 18, 2020
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

15147 N. Scottsdale Road, Suite H300
Scottsdale, Arizona	85254-2494
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (480) 530-3000
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On May 18, 2020, the U.S. International Trade Commission announced that it has instituted an investigation into the importation of certain streaming players, remote controls, televisions, set top boxes, and components (collectively, the “Infringing Parties’ Products”) by Roku Inc. (“Roku”) and its partners TTE Technology Inc. d/b/a/ TCL USA and TCL North America (and certain affiliated TCL companies) (the “TCL Companies”), Hisense Co. Ltd. (and certain affiliated Hisense companies) (the “Hisense Companies”), and Funai Electric Co., Ltd. (and certain affiliated Funai companies) (the “Funai Companies”) (collectively, Roku, the TCL Companies, the Hisense Companies, and the Funai Companies are referred to as the “Infringing Parties”). This investigation is in response to UEI’s complaint filed with the ITC on April 16, 2020 alleging that the Infringing Parties have engaged in unfair trade practices by the importation, sale for importation, and/or sale after importation into the United States of the Infringing Parties’ Products that infringe one or more claims of UEI’s U.S. Patent Nos. 9,911,325 (the “’325 Patent”), 7,589,642 (the “’642 Patent”), 7,969,514 (the “’514 Patent”), 10,600,317 (the “’317 Patent”), 10,593,196 (the “’196 Patent”), and 9,716,853 (the “’853 Patent”) (collectively, the “UEI Patents”).
UEI has asked the ITC to issue an Exclusion Order to bar importation of those Infringing Parties’ Products and a Cease and Desist Order to bar further sales and other domestic commercial activities of Infringing Parties’ Products that have already been imported.
In addition, on May 19, 2020, Universal Electronics Inc. (“UEI”) issued a press release reporting The ITC’s action.
A copy of UEI’s press release is attached as Exhibit 99 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits. The following exhibit is furnished with this report.
Exhibit 99    Press Release issued on May 19, 2020, reporting UEI’s filing of a complaint with the ITC against Roku and its partners, TCL, Hisense and Fuani.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: May 19, 2020	By: /s/ Bryan M. Hackworth
Bryan M. Hackworth
Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99	Press Release Dated May 19, 2020

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